AC ONE China Fund Summary Prospectus October 28, 2015 Investor Class – ACOCX Institutional Class – ACOIX

Before you invest, you may want to review AC ONE China Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated October 28, 2015, as supplemented and amended from time to time, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.AC-ONE-AMC.com.  You can also get this information at no cost by calling the Fund (toll-free) at (888) 964-0788.

Investment Objective
The AC ONE China Fund (the “Fund”) seeks to provide capital appreciation and income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial intermediary and in the “Shareholder Information - Class Descriptions” section on page 16 of the Fund’s Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (imposed on shares redeemed from an initial investment of $1 million or more within 12 months of such investment, as a percentage of an amount equal to the lesser of the initial value of the shares redeemed and the value of the shares being redeemed at the time of redemption)	1.00%	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	2.41%	2.41%
Total Annual Fund Operating Expenses (1)	3.91%	3.66%
Expense (Reimbursement)/Recoupment (1)	(1.96)%	(1.96)%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment (1)(2)	1.95%	1.70%

(1)
AC ONE Asset Management, LLC (the “Adviser”) has contractually agreed to reduce its management fees and reimburse the Fund for its operating expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.95% of the average daily net assets of the Investor Class shares and 1.70% of the average daily net assets of the Institutional Class shares.  Fees reduced and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such fee reduction and expense reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee reduction and expense reimbursement occurred. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through October 27, 2016.

(2)
The Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment does not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$737	$1,507	$2,294	$4,337
Institutional Class	$173	$939	$1,726	$3,788

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2015, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies
In selecting investments for the Fund’s portfolio, the Adviser begins by attempting to identify and forecast changes within various sectors and industry groups of the Chinese economy before the markets react to such changes.  From the sectors and industry groups with the most potential for positive change, the Fund’s Adviser then endeavors to build a portfolio of high quality issues with above average growth and with price to earnings multiples at or below general market valuations, typically referred to as value investing.  The Adviser targets companies that it believes are industry leaders with strong management, a good track record and above-average consistency of earnings and/or dividends.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of issuers located in China or that are economically tied to China.  The equity securities in which the Fund typically invests include common stock and depositary receipts.  Depositary receipts are generally issued by a bank or trust company and evidence ownership of underlying foreign securities. The Adviser determines that an issuer is economically tied to China if it (i) derives at least 50% of its revenues or operating profits from goods produced, sold or services performed within China, (ii) has at least 50% of its assets located within China, (iii) has securities that trade principally within China, or (iv) is included in an index generally considered representative of the Chinese market.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Newer Fund Risk.  The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees (“Board of Trustees”) may determine to liquidate the Fund.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Foreign Securities Risk.  Investments in securities issued by foreign companies involve risks not generally associated with investments in the securities of U.S. companies, including risks relating to political, social, and economic developments abroad, differences between U.S. and foreign regulatory and tax requirements and market practices, as well as fluctuations in foreign currencies.

Asset Allocation Risk.  The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various market sectors. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk.  Depositary receipts are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.  The Fund may invest in unsponsored depositary receipts that are issued without an agreement with the company that issues the underlying foreign securities. Holders of unsponsored depositary receipts generally bear all the costs of such depositary receipts, and the issuers of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the depositary receipts.  As a result, there may not be a correlation between such information and the market values of unsponsored depositary receipts.

Emerging Markets Risk. Emerging markets are markets of countries, such as China, in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Chinese Securities Risk. In addition to risks associated with investing in foreign and emerging market securities, there are special risks associated with investments in China, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal and accounting standards and rapid fluctuations in inflation and interest rates.  The Chinese government could, at any time, alter or discontinue any existing economic reform programs.

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  China and other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets at risk of total loss.

Geographic Concentration Risk. Because the Fund invests its assets primarily in Chinese companies, it is subject to greater risks of adverse events that occur in China, including political, social, religious or economic disruptions.  Adverse events that occur in the regions that surround China, but not directly in China, may also adversely affect the Fund’s holdings.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  An investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2014.  Figures shown in the bar chart are for the Fund’s Institutional Class shares and do not reflect sales charges, which would lower returns.  Next to the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart.  The performance table that follows shows the Fund’s returns compared with broad-based market indices.  Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s Investor Class shares.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance is available on the Fund’s website at http://www.AC-ONE-AMC.com or by calling the Fund toll-free at (888) 964-0788.

Best Quarter	Worst Quarter
Q3 2013 14.54%	Q1 2014 (5.37)%

Year-to-Date as of September 30, 2015
(-11.35)%

Average Annual Total Returns for the periods ended December 31, 2014
	One Year	Since Inception
Institutional Class
Return Before Taxes	0.92%	15.48%
Return After Taxes on Distributions	(0.37)%	14.52%
Return After Taxes on Distributions and Sale of Fund Shares	1.60%	11.94%
Investor Class
Return Before Taxes	(4.87)%	12.62%
MSCI China Index	7.96%	12.69%
Hang Seng Index	1.28%	8.70%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
AC ONE Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager
Patrick Pascal, Co-President and Portfolio Manager of the Adviser, Woon Sang Baik, Co-President and Portfolio Manager of the Adviser, Frederick J. Ruopp Sr., Portfolio Manager of the Adviser, Frederick J. Ruopp Jr., Portfolio Manager of the Adviser, and Wonmyoung Lee, Portfolio Manager of the Adviser, are the portfolio managers responsible for the day-to-day management of the Fund.  Each has managed the Fund since its inception in July 2012.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (AC ONE China Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transaction, by contacting the Fund by telephone at (888) 964-0788 or through a financial intermediary.  The minimum initial and subsequent investment amounts for each share class are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,000	$25,000
Subsequent Minimum Investment	$100	$500

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan.  Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.